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                                                                   EXHIBIT 10.40


                                        May _______, 1997



VIA FEDERAL EXPRESS
-------------------


AEW Partners II, L.P.
AEW Health Science Properties
 Co-Investment, L.P.
225 Franklin Street
Boston, MA  02110

               Re:  Alexandria Real Estate Equities, Inc.
                    Initial Public Offering
                    -------------------------------------

Ladies and Gentlemen:

          Reference is made to Article V, Section F.5 of the charter of Alexandria Real Estate Equities, Inc. (the "Company"), pursuant to which you have notified the Company that you will convert all of your outstanding shares of Series V Preferred Stock of the Company into shares of Common Stock of the Company in connection with the Company's initial public offering.

          In addition to the shares of Common Stock that you will receive in connection with the conversion of your shares of Series V Preferred Stock pursuant to Article V, Section F.5 of the Company's charter, the Company hereby agrees to issue to you an additional 40,476 shares of Common Stock in lieu of an adjustment to the Conversion Share Ratio (as defined in the Company's charter). Accordingly, the aggregate number of shares of Common Stock to be issued to you upon such conversion is 1,659,239, assuming an initial public offering price of $20.00 - $22.00 per share.
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AEW Partners II, L.P.
AEW Health Science Properties
 Co-Investment, L.P.
May__, 1997
Page 2


          Please acknowledge your acceptance of the terms of this Letter Agreement by affixing your signature below.

                              ALEXANDRIA REAL ESTATE
                              EQUITIES, INC.



                              By:   __________________________
                                    Joel S. Marcus
                                    Chief Executive Officer

Accepted and Agreed:

AEW PARTNERS II, L.P.

By:  ___________________________
     Name
     Title


AEW HEALTH SCIENCE PROPERTIES
CO-INVESTMENT, L.P.

By:  ___________________________
     Name
     Title